BlackRock Allocation Target Shares
BATS: Series A Portfolio
BATS: Series C Portfolio
BATS: Series E Portfolio
BATS: Series M Portfolio
BATS: Series P Portfolio
BATS: Series S Portfolio

BlackRock FundsSM
BlackRock Money Market Portfolio
BlackRock Multi-Manager Alternative
Strategies Fund
BlackRock Municipal Money Market Portfolio
BlackRock New Jersey Municipal
Money Market Portfolio
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Money Market Portfolio
BlackRock Ohio Municipal Money
Market Portfolio

BlackRock Pennsylvania Municipal
Money Market Portfolio
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BlackRock Virginia Municipal Money
Market Portfolio

BlackRock Funds II
BlackRock LifePath® Active 2020 Fund
BlackRock LifePath® Active 2025 Fund
BlackRock LifePath® Active 2030 Fund
BlackRock LifePath® Active 2035 Fund
BlackRock LifePath® Active 2040 Fund
BlackRock LifePath® Active 2045 Fund
BlackRock LifePath® Active 2050 Fund
BlackRock LifePath® Active 2055 Fund
BlackRock LifePath® Active Retirement Fund

BlackRock Value Opportunities Fund, Inc.

(each, a “Fund” and collectively, the “Funds”)

Supplement dated July 29, 2015 to the
Statement of Additional Information of each Fund

This Supplement was previously filed on July 2, 2015.

Effective on September 1, 2015, Part II of each Fund’s Statement of Additional Information is amended as follows:

The section entitled “Redemption of Shares — Note on Low Balance Accounts” in Part II of each Fund’s current Statement of Additional Information is deleted in its entirety and replaced with the following or, if applicable, the following section is added:

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, BlackRock has set a minimum balance of $500 in each Fund position you hold within your account (“Fund Minimum”), and may redeem the shares in your account if the net asset value of those shares in your account falls below $500 for any reason, including market fluctuation.

You will be notified that the value of your account is less than the Fund Minimum before the Fund makes any involuntary redemption. This notification will provide you with a 90 calendar day period to make an additional investment in order to bring the value of your account to at least $500 before the Fund makes an involuntary redemption. This involuntary redemption will not charge any deferred sales charge, and may not apply to accounts of certain employer-sponsored retirement plans (not including IRAs), qualified state tuition plan (529 Plan) accounts, and select fee-based programs at your financial intermediary.

Shareholders should retain this Supplement for future reference.

SAI-COMPLEX-0715SUPR